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                                                                EXHIBIT 24



                          DIRECTORS AND OFFICERS OF
                          NATIONAL CITY CORPORATION

                      REGISTRATION STATEMENT ON FORM S-8

                              POWER OF ATTORNEY


        The undersigned Directors and Officers of National City Corporation, a Delaware corporation (the "Corporation"), hereby constitute and appoint David
L. Zoeller, Carlton E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and redistribution, as attorneys or attorney to sign for us and in our names, in the capacities indicated below, under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to the registration of the shares of Common Stock, par value $4.00 per share, of the Corporation to be issued pursuant to the National City Corporation Amended and Second Restated 1991 Restricted Stock Plan, and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as we could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

        Executed this 19th day of December, 1994.


/s/ Sandra H. Austin                  Director
- ----------------------------
        Sandra H. Austin

                                      Director
- ----------------------------
        James M. Biggar

/s/ Charles H. Bowman                 Director
- ----------------------------
        Charles H. Bowman

/s/ Edward B. Brandon                 Chairman of the Board and Chief Executive
- ----------------------------          Officer (Principal Executive Officer)
        Edward B. Brandon

/s/ John G. Breen                     Director
- ----------------------------
        John G. Breen

/s/ David A. Daberko                  Director, President and Chief Operating
- ----------------------------          Officer
        David A. Daberko

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                                        Director
- ------------------------------------
         Richard E. Disbrow

/s/ Daniel E. Evans                     Director
- ------------------------------------
         Daniel E. Evans

/s/ Otto N. Frenzel III                 Director
- ------------------------------------
         Otto N. Frenzel III

/s/ Joseph H. Lemieux                   Director
- ------------------------------------
         Joseph H. Lemieux

/s/ A. Stevens Miles                    Director
- ------------------------------------
         A. Stevens Miles

/s/ Burnell R. Roberts                  Director
- ------------------------------------
         Burnell R. Roberts

/s/ William R. Robertson                Director and Deputy Chairman of
- ------------------------------------    the Board
         William R. Robertson

                                        Director
- ------------------------------------
         Stephen A. Stitle

/s/ Morry Weiss                         Director
- ------------------------------------
         Morry Weiss




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